UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

CLEARBRIDGE

VARIABLE LARGE CAP

GROWTH PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Large Cap Growth Portfolio for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	ClearBridge Variable Large Cap Growth Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other instruments with similar economic characteristics, of U.S. companies with large market capitalizations.

We attempt to identify established large capitalization companies that are dominant in their industries due to product, distribution or service strength. Many of these companies are household names and are strategically positioned for growth in the U.S. and overseas. The Portfolio may invest up to 20% of its assets in equity securities of companies other than those with market capitalizations similar to companies in the Russell 1000 Indexi (i.e., medium or small capitalization companies), as a non-principal investment strategy.

We emphasize individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. We attempt to identify established large capitalization companies with the highest growth potential. The core holdings of the Portfolio will be large capitalization companies that we believe to be dominant in their industries, global in scope and have a long-term history of performance.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Equity markets took a defensive shift during the twelve-month reporting period ended December 31, 2022, resulting in a 18.11% decline for the S&P 500 Indexii. The benchmark Russell 1000 Growth Indexiii returned -29.14% for the period, trailing the 7.54% decline for the Russell 1000 Value Indexiv. Within the benchmark, rising interest rates created headwinds for stocks in the communication services (-49.47%), consumer discretionary (-41.84%) and information technology (“IT”) (-30.13%) sectors investing to generate profits far into the future. Energy (+54.03%), which has a minimal weighting in the benchmark, was the clear winner amid elevated oil and gas prices and an ongoing energy crisis in Europe, while more defensive areas also outperformed the benchmark, including consumer staples (-4.30%) and health care (-12.00%), as did industrials (-9.56%).

Rising inflation prompted the Federal Reserve Board (the “Fed”) to take on a more hawkish stance, accelerating the tapering of asset purchases and increasing rate hike projections. This drove equities, in particular higher-growth companies, to sell-off entering 2022.

Russia’s invasion of Ukraine in February further disrupted global supply chains and reduced global commodity reserves due to the sanctions levied on Russia, the world’s eleventh largest economy. The conflict increased the probability of a recession in Europe, which investors feared could spread to other developed economies. Oil and gas prices spiked, lifting the energy sector and driving further inflation. The yield for the ten-year Treasury note jumped from 1.63% to 2.33% in the first quarter of 2022.

The second quarter brought more of the same, with persistent inflation prompting central banks to take more hawkish stances. The Fed raised the federal funds rate by 50 basis

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	1

Portfolio overview (cont’d)

points in May and 75 basis points in June. These hikes jarred financial markets, significantly compressing equity multiples. Defensive sectors led the market, along with the energy sector, while mega cap growth stocks sold-off. Concerns over companies’ ability to maintain current margins increased, as did the probability of a “hard landing” for the economy. The yield for the ten-year Treasury note rose to 3.01%.

A bear market rally followed in July, with investors bidding up growth stocks in particular in the hopes a policy-engineered recession would spur a reversal in Fed policy. Such hopes were disappointed in August when candid statements by Fed Chair Powell signaled the Fed’s intent to continue raising rates beyond previous targets, regardless of the economic consequences. Higher bond yields — the yield for ten-year Treasury note rose to 3.83% in the third quarter of 2022 — helped strengthen the U.S. dollar, reducing overseas revenues for multinational companies.

Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, along with some better-than- expected earnings, helped equities to close out the period. After edging up above 4%, the yield for the ten-year Treasury note ended the period at 3.88%, up over 200 basis points for the reporting period, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

Q. How did we respond to these changing market conditions?

A. The last twelve months have been particularly challenging for us as active managers as focusing on diversification across different types of growth companies, favoring quality businesses and taking a defensive posture in positioning the portfolio have not generated alpha. Traditionally defensive businesses, like eye care products maker Alcon, for example, have not behaved that way through the current bear market despite maintaining solid fundamentals and execution. We don’t take solace in the fact that we are not alone, as our mega-cap-heavy index continues to outperform most active strategies. We attribute this to the unique behavior of some of the largest constituents in the index that have outperformed in up periods and exhibited resilience during drawdowns.

Instead, the best approach we can take at this point is to stick with our process of fundamental, bottom-up research and stock selection with an eye on how each buy, sell, add or trim impacts the portfolio’s overall risk/reward. Through the two and half years since COVID-19 struck, we have prudently transitioned the portfolio into companies that possess what we view as the most attractive growth profiles over the next three to five years. As a result, our active share has steadily risen, highlighted by meaningful overweights to health care, industrials, software and services within IT and underweights in consumer discretionary, semiconductors and hardware within IT.

Another key tenet of our approach is an emphasis on risk management. This emphasis has guided our positioning changes through the drawdown that has characterized most of the year. We started becoming more countercyclical in establishing an overweight to health care stocks tied to procedures and in the last several quarters, with two of nine new

2	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

positions for the year in the sector, medical device makers DexCom and Stryker. We also initiated positions in defensively oriented growth franchises in consumer staples (Estee Lauder) and financials (Marsh & McLennan).

We complemented this activity by paring back positions in consumer discretionary and more economically exposed areas of IT and communication services, with nine of our twelve sells coming in these areas. As long-term investors, we have approached these moves in a thoughtful way, reducing positions when short-term headwinds cause us to re-examine our investment thesis and only exiting names when we believe with certainty that the reason for owning them no longer applies.

We see three ways to generate returns through the bear market. The first is by owning stocks delivering high-quality organic growth via a combination of high-single-digit revenue growth, the use of free cash flow to drive buybacks and pulling levers to support earnings growth. We see a number of these opportunities in health care. The second strategy is to purchase stocks after they have derated and established a lower base for future earnings. These include companies like Netflix and PayPal where final demand is normalizing after a pull-forward during the pandemic. The third strategy is buying growth companies with idiosyncratic or stock-specific catalysts unrelated to the direction of the market like Sherwin-Williams. The stock is an example of a company we categorize in our cyclical bucket that should experience a step change in earnings over the medium to long term with solid execution and its ability to pass through price increases.

Performance review

For the twelve months ended December 31, 2022, Class I shares of ClearBridge Variable Large Cap Growth Portfolio1 returned -32.24%. The Portfolio’s unmanaged benchmark, the Russell 1000 Growth Index, returned -29.14% for the same period. The Lipper Variable Large-Cap Growth Funds Category Averagev returned -32.61% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
ClearBridge Variable Large Cap Growth Portfolio:
Class I	-0.98%	-32.24%
Class II	-1.09%	-32.42%
Russell 1000 Growth Index	-1.48%	-29.14%
Lipper Variable Large-Cap Growth Funds Category Average	-2.29%	-32.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	3

Portfolio overview (cont’d)

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.75% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio’s positions in one of the nine sectors in which it was invested (out of eleven sectors in total) contributed positively to performance for the period, the consumer staples sector.

Relative to the benchmark, overall sector allocation contributed to performance. In particular, overweight allocations to the health care and industrials sectors, underweights to the consumer discretionary and communication services sectors and stock selection in the consumer staples and consumer discretionary sectors contributed to performance for the period.

In terms of individual Portfolio holdings, leading contributors to performance for the period included positions in UnitedHealth Group in the health care sector, Monster Beverage and Estee Lauder in the consumer staples sector as well as Raytheon Technologies and W.W. Grainger in the industrials sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the greatest detractors from returns came from the IT, consumer discretionary and communication services sectors.

Relative to the benchmark, overall stock selection detracted from performance. Specifically, stock selection in the IT, communication services and health care sectors and an underweight to the consumer staples sector and a lack of exposure to the energy sector hurt performance.

In terms of individual holdings, detractors from performance for the period included positions in Amazon.com in the consumer discretionary sector, Meta Platforms in the communication services sector as well as NVIDIA, Microsoft and Atlassian in the IT sector.

4	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

Q. Were there any significant changes to the Portfolio during the reporting period?

A. Significant changes to the Portfolio during the period included the initiation of eight new positions, including in DexCom and Stryker in the health care sector, PayPal in the IT sector, Sherwin-Williams in the materials sector and Estee Lauder in the consumer staples sector.

During the reporting period, we also closed ten positions, the largest being Home Depot, Ulta Beauty and Booking in the consumer discretionary sector, Walt Disney in the communication services sector and NXP Semiconductors in the IT sector.

Thank you for your investment in ClearBridge Variable Large Cap Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

January 17, 2023

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Portfolio’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Growth stocks as a group may fall out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the Portfolio will not concentrate its investments in any one industry or investing group, it may weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2022 were: Microsoft Corp. (7.5%), Visa Inc. (5.9%), Amazon.com Inc. (5.9%), UnitedHealth Group Inc. (5.4%), Apple Inc. (4.4%), Thermo Fisher Scientific Inc. (3.3%), NVIDIA Corp. (3.2%), Netflix Corp. (2.9%), Monster Beverage Corp. (2.8%)

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	5

Portfolio overview (cont’d)

and S&P Global Inc. (2.7%). Please refer to pages 12 through 14 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: information technology (35.3%), health care (19.8%), consumer discretionary (11.9%), industrials (11.5%) and communication services (5.4%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.).

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 206 funds for the six-month period and among the 205 funds for the twelve-month period in the Portfolio’s Lipper category.

6	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-0.98%	$1,000.00	$990.20	0.75%	$3.76	Class I	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class II	-1.09	1,000.00	989.10	1.00	5.01	Class II	5.00	1,000.00	1,020.16	1.00	5.09

8	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I		Class II
Twelve Months Ended 12/31/22	-32.24%		-32.42%
Five Years Ended 12/31/22	7.38		7.11
Ten Years Ended 12/31/22	12.77		N/A
Inception* through 12/31/22	—		10.16

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)		232.70%
Class II (Inception date of 10/31/16 through 12/31/22)		81.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
*	Inception dates for Class I and Class II shares are May 1, 1998 and October 31, 2016, respectively.

10	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Large Cap Growth Portfolio vs. Russell 1000 Growth Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Large Cap Growth Portfolio on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the “Index”) measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses of a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	11

Schedule of investments

December 31, 2022

ClearBridge Variable Large Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Common Stocks — 96.0%
Communication Services — 5.4%
Entertainment — 3.5%
Netflix Inc.	32,400	$9,554,112	*
Sea Ltd., ADR	39,520	2,056,226	*
Total Entertainment		11,610,338
Interactive Media & Services — 1.9%
Meta Platforms Inc., Class A Shares	51,216	6,163,333	*
Total Communication Services		17,773,671
Consumer Discretionary — 11.9%
Auto Components — 1.3%
Aptiv PLC	46,862	4,364,258	*
Automobiles — 0.4%
Tesla Inc.	10,700	1,318,026	*
Internet & Direct Marketing Retail — 5.9%
Amazon.com Inc.	230,200	19,336,800	*
Specialty Retail — 1.8%
Advance Auto Parts Inc.	28,549	4,197,560
Tractor Supply Co.	8,560	1,925,743
Total Specialty Retail		6,123,303
Textiles, Apparel & Luxury Goods — 2.5%
NIKE Inc., Class B Shares	70,400	8,237,504
Total Consumer Discretionary		39,379,891
Consumer Staples — 4.5%
Beverages — 2.7%
Monster Beverage Corp.	89,400	9,076,782	*
Personal Products — 1.8%
Estee Lauder Cos. Inc., Class A Shares	23,400	5,805,774
Total Consumer Staples		14,882,556
Financials — 4.2%
Capital Markets — 2.7%
S&P Global Inc.	26,732	8,953,616
Insurance — 1.5%
Marsh & McLennan Cos. Inc.	30,100	4,980,948
Total Financials		13,934,564
Health Care — 19.8%
Health Care Equipment & Supplies — 8.5%
Alcon Inc.	105,100	7,204,605
Dexcom Inc.	61,600	6,975,584	*

See Notes to Financial Statements.

12	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

ClearBridge Variable Large Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Health Care Equipment & Supplies — continued
Intuitive Surgical Inc.	27,270	$7,236,095	*
Stryker Corp.	27,000	6,601,230
Total Health Care Equipment & Supplies		28,017,514
Health Care Providers & Services — 5.4%
UnitedHealth Group Inc.	33,574	17,800,263
Life Sciences Tools & Services — 3.3%
Thermo Fisher Scientific Inc.	19,629	10,809,494
Pharmaceuticals — 2.6%
Zoetis Inc.	59,874	8,774,535
Total Health Care		65,401,806
Industrials — 11.5%
Aerospace & Defense — 2.7%
Raytheon Technologies Corp.	87,290	8,809,307
Air Freight & Logistics — 2.5%
United Parcel Service Inc., Class B Shares	47,324	8,226,804
Electrical Equipment — 2.4%
Eaton Corp. PLC	50,080	7,860,056
Road & Rail — 1.3%
Uber Technologies Inc.	170,985	4,228,459	*
Trading Companies & Distributors — 2.6%
W.W. Grainger Inc.	15,727	8,748,144
Total Industrials		37,872,770
Information Technology — 35.3%
IT Services — 7.7%
PayPal Holdings Inc.	86,156	6,136,030	*
Visa Inc., Class A Shares	93,087	19,339,755
Total IT Services		25,475,785
Semiconductors & Semiconductor Equipment — 5.9%
ASML Holding NV, Registered Shares	11,820	6,458,448
Intel Corp.	98,700	2,608,641
NVIDIA Corp.	71,288	10,418,028
Total Semiconductors & Semiconductor Equipment		19,485,117
Software — 17.3%
Adobe Inc.	15,848	5,333,328	*
Atlassian Corp. Ltd., Class A Shares	26,130	3,362,408	*
Microsoft Corp.	103,812	24,896,194
Palo Alto Networks Inc.	52,739	7,359,200	*
Salesforce Inc.	45,710	6,060,689	*
Splunk Inc.	50,292	4,329,638	*

See Notes to Financial Statements.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Variable Large Cap Growth Portfolio

(Percentages shown based on Portfolio net assets)

Security		Shares	Value
Software — continued
Unity Software Inc.		35,900	$1,026,381	*
Workday Inc., Class A Shares		27,930	4,673,527	*
Total Software			57,041,365
Technology Hardware, Storage & Peripherals — 4.4%
Apple Inc.		110,462	14,352,328
Total Information Technology			116,354,595
Materials — 1.7%
Chemicals — 1.7%
Sherwin-Williams Co.		22,800	5,411,124
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
Equinix Inc.		8,609	5,639,153
Total Investments before Short-Term Investments (Cost — $230,172,062)			316,650,130

	Rate
Short-Term Investments — 4.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.845%	10,645,437	10,645,437	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.024%	2,661,359	2,661,359	(a)(b)
Total Short-Term Investments (Cost — $13,306,796)			13,306,796
Total Investments — 100.0% (Cost — $243,478,858)			329,956,926
Liabilities in Excess of Other Assets — (0.0)%††			(144,738)
Total Net Assets — 100.0%			$329,812,188

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2022, the total market value of investments in Affiliated Companies was $2,661,359 and the cost was $2,661,359 (Note 8).

Abbreviation(s) used in this schedule:

ADR — American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $240,817,499)	$327,295,567
Investments in affiliated securities, at value (Cost — $2,661,359)	2,661,359
Dividends receivable from unaffiliated investments	106,297
Receivable for Portfolio shares sold	58,185
Dividends receivable from affiliated investments	8,349
Prepaid expenses	1,444
Total Assets	330,131,201

Liabilities:
Investment management fee payable	200,142
Service and/or distribution fees payable	46,341
Fund accounting fees payable	23,124
Payable for Portfolio shares repurchased	21,778
Trustees’ fees payable	6,001
Accrued expenses	21,627
Total Liabilities	319,013
Total Net Assets	$329,812,188

Net Assets:
Par value (Note 7)	$123
Paid-in capital in excess of par value	242,489,115
Total distributable earnings (loss)	87,322,950
Total Net Assets	$329,812,188

Net Assets:
Class I	$115,453,844
Class II	$214,358,344

Shares Outstanding:
Class I	4,264,915
Class II	8,022,626

Net Asset Value:
Class I	$27.07
Class II	$26.72

See Notes to Financial Statements.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	15

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from unaffiliated investments	$2,576,191
Dividends from affiliated investments	37,262
Less: Foreign taxes withheld	(14,616)
Total Investment Income	2,598,837

Expenses:
Investment management fee (Note 2)	2,590,551
Service and/or distribution fees (Notes 2 and 5)	581,794
Fund accounting fees	70,316
Legal fees	37,053
Trustees’ fees	31,526
Audit and tax fees	27,301
Shareholder reports	9,897
Commitment fees (Note 9)	2,405
Custody fees	2,305
Insurance	1,782
Transfer agent fees (Note 5)	1,424
Miscellaneous expenses	6,890
Total Expenses	3,363,244
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,975)
Net Expenses	3,361,269
Net Investment Loss	(762,432)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions in unaffiliated securities	12,479,493
Foreign currency transactions	197
Net Realized Gain	12,479,690
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(168,444,324)
Foreign currencies	193
Change in Net Unrealized Appreciation (Depreciation)	(168,444,131)
Net Loss on Investments and Foreign Currency Transactions	(155,964,441)
Decrease in Net Assets From Operations	$(156,726,873)

See Notes to Financial Statements.

16	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment loss	$(762,432)	$(1,467,089)
Net realized gain	12,479,690	42,915,639
Change in net unrealized appreciation (depreciation)	(168,444,131)	45,597,588
Increase (Decrease) in Net Assets From Operations	(156,726,873)	87,046,138

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(25,641,568)	(29,273,335)
Decrease in Net Assets From Distributions to Shareholders	(25,641,568)	(29,273,335)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	43,080,539	46,734,598
Reinvestment of distributions	25,641,568	29,273,335
Cost of shares repurchased	(41,603,649)	(82,664,878)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	27,118,458	(6,656,945)
Increase (Decrease) in Net Assets	(155,249,983)	51,115,858

Net Assets:
Beginning of year	485,062,171	433,946,313
End of year	$329,812,188	$485,062,171

See Notes to Financial Statements.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$43.22	$37.72	$29.99	$23.85	$24.63

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.07)	0.03	0.08	0.11
Net realized and unrealized gain (loss)	(13.92)	8.31	9.11	7.55	(0.06)
Total income (loss) from operations	(13.94)	8.24	9.14	7.63	0.05

Less distributions from:
Net investment income	—	—	(0.01)	(0.10)	(0.08)
Net realized gains	(2.21)	(2.74)	(1.40)	(1.39)	(0.75)
Total distributions	(2.21)	(2.74)	(1.41)	(1.49)	(0.83)

Net asset value, end of year	$27.07	$43.22	$37.72	$29.99	$23.85
Total return[2]	(32.24)%	21.94%	30.73%	32.16%	0.02%[3]

Net assets, end of year (millions)	$115	$189	$172	$151	$122

Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.76%	0.76%	0.79%
Net expenses[4,5]	0.75	0.75	0.76	0.76	0.79
Net investment income (loss)	(0.05)	(0.18)	0.08	0.29	0.43

Portfolio turnover rate	21%	16%	25%	20%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.11% for the year ended December 31, 2018.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

18	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$42.81	$37.48	$29.88	$23.78	$24.58

Income (loss) from operations:
Net investment income (loss)	(0.09)	(0.17)	(0.06)	0.01	0.08
Net realized and unrealized gain (loss)	(13.79)	8.24	9.07	7.52	(0.09)
Total income (loss) from operations	(13.88)	8.07	9.01	7.53	(0.01)

Less distributions from:
Net investment income	—	—	(0.01)	(0.04)	(0.04)
Net realized gains	(2.21)	(2.74)	(1.40)	(1.39)	(0.75)
Total distributions	(2.21)	(2.74)	(1.41)	(1.43)	(0.79)

Net asset value, end of year	$26.72	$42.81	$37.48	$29.88	$23.78
Total return[2]	(32.42)%	21.63%	30.41%	31.84%	(0.23)%[3]

Net assets, end of year (000s)	$214,358	$295,596	$261,799	$182,364	$79,652

Ratios to average net assets:
Gross expenses	1.00%	0.99%	1.01%	1.02%	1.06%
Net expenses[4,5]	1.00	0.99	1.01	1.02	1.05
Net investment income (loss)	(0.30)	(0.42)	(0.17)	0.04	0.30

Portfolio turnover rate	21%	16%	25%	20%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.36% for the year ended December 31, 2018.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Large Cap Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset

20	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	21

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$316,650,130	—	—	$316,650,130
Short-Term Investments†	13,306,796	—	—	13,306,796
Total Investments	$329,956,926	—	—	$329,956,926

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

22	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	23

Notes to financial statements (cont’d)

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$760,382	$(760,382)

(a)	Reclassifications are due to a tax net operating loss.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

24	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, LMPFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.80% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $1,975, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	25

Notes to financial statements (cont’d)

exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$77,355,206
Sales	77,827,676

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$243,914,413	$120,045,891	$(34,003,378)	$86,042,513

4. Derivative instruments and hedging activities

During the year ended December 31, 2022, the Portfolio did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$652
Class II	$581,794	772
Total	$581,794	$1,424

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$727
Class II	1,248
Total	$1,975

26	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Realized Gains:
Class I	$9,266,207	$11,490,248
Class II	16,375,361	17,783,087
Total	$25,641,568	$29,273,335

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	265,739	$8,800,894	204,864	$8,523,474
Shares issued on reinvestment	336,570	9,266,207	267,627	11,490,248
Shares repurchased	(721,112)	(23,030,461)	(652,241)	(26,858,313)
Net decrease	(118,803)	$(4,963,360)	(179,750)	$(6,844,591)

Class II
Shares sold	1,094,899	$34,279,645	945,597	$38,211,124
Shares issued on reinvestment	601,681	16,375,361	418,014	17,783,087
Shares repurchased	(579,418)	(18,573,188)	(1,444,051)	(55,806,565)
Net increase (decrease)	1,117,162	$32,081,818	(80,440)	$187,646

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	27

Notes to financial statements (cont’d)

for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$2,443,002	$14,098,192	14,098,192	$13,879,835	13,879,835

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$37,262	—	$2,661,359

9. Redemption facility

On February 4, 2022, the Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2022.

28	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$108,012	$633,843
Net long-term capital gains	25,533,556	28,639,492
Total distributions paid	$25,641,568	$29,273,335

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$1,294,014
Other book/tax temporary differences(a)	(13,770)
Unrealized appreciation (depreciation)(b)	86,042,706
Total distributable earnings (loss) — net	$87,322,950

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	29

Notes to financial statements (cont’d)

reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Portfolio will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

30	ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Large Cap Growth Portfolio (one of the portfolios constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Variable Large Cap Growth Portfolio 2022 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Large Cap Growth Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

32	ClearBridge Variable Large Cap Growth Portfolio

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

ClearBridge Variable Large Cap Growth Portfolio	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

34	ClearBridge Variable Large Cap Growth Portfolio

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge Variable Large Cap Growth Portfolio	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

36	ClearBridge Variable Large Cap Growth Portfolio

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Variable Large Cap Growth Portfolio	37

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$25,533,556
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$2,061,979

38	ClearBridge Variable Large Cap Growth Portfolio

ClearBridge

Variable Large Cap Growth Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Large Cap Growth Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Large Cap Growth Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Large Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*	For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010538 2/23 SR23-4593

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $379,280 in December 31, 2021 and $349,206 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $159,250 in December 31, 2021 and $149,250 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $1,558,348 in December 31, 2021 and $785,604 in December 31, 2022.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 17, 2023